                                       DEFINED ASSET FUNDSSM
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                              GOVERNMENT SECURITIES INCOME FUND
                              GNMA SERIES 2C
                              (A UNIT INVESTMENT TRUST)
                              O   PORTFOLIO OF MORTGAGE BACKED SECURITIES
                              O   MONTHLY INCOME DISTRIBUTIONS



SPONSORS:                      -------------------------------------------------
Merrill Lynch,                 The Securities and Exchange Commission has not
Pierce, Fenner & Smith         approved or disapproved these Securities or
Incorporated                   passed upon the adequacy of this prospectus. Any
Salomon Smith Barney Inc.      representation to the contrary is a criminal
PaineWebber Incorporated       offense.
Dean Witter Reynolds Inc.      Prospectus dated November 10, 1999.

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Defined Asset FundsSM
Defined Asset FundsSM is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   o A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   o Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
   o Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
   o Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
   o Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.


CONTENTS
                                                                PAGE
                                                          -----------
Risk/Return Summary.....................................           3
What You Can Expect From Your Investment................           6
   Monthly Income.......................................           6
   Return Figures.......................................           6
   Records and Reports..................................           6
The Risks You Face......................................           7
   Interest Rate Risk...................................           7
   Prepayment Risk......................................           7
   Expense Risk.........................................           7
   Litigation Risk......................................           7
Selling or Exchanging Units.............................           7
   Sponsors' Secondary Market...........................           7
   Selling Units to the Trustee.........................           7
   Exchange Option......................................           8
How The Fund Works......................................           8
   Pricing..............................................           8
   Evaluations..........................................           8
   Income...............................................           9
   Expenses.............................................           9
   Portfolio Changes....................................           9
   Fund Termination.....................................          10
   Certificates.........................................          10
   Trust Indenture......................................          10
   Legal Opinion........................................          11
   Auditors.............................................          11
   Sponsors.............................................          11
   Trustee..............................................          11
   Underwriters' and Sponsors' Profits..................          12
   Public Distribution..................................          12
   Code of Ethics.......................................          12
   Year 2000 Issues.....................................          12
Taxes...................................................          12
Supplemental Information................................          14
Financial Statements....................................          15
   Report of Independent Accounts.......................          15
   Statement of Condition...............................          15

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RISK/RETURN SUMMARY


       1.  WHAT IS THE FUND'S OBJECTIVE?
           The Fund seeks safety of capital and current monthly income, by investing in a portfolio of GNMA securities backed by the full faith and credit of the United States.
       2.  WHAT ARE GINNIE MAES?
           Ginnie Maes are mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), a U.S. government corporation. Ginnie Maes represent underlying mortgages on one-to four-family houses. GNMA guarantees timely monthly payments of principal and interest on the Ginnie Maes.
       3.  WHAT IS THE FUND'S INVESTMENT STRATEGY?
        o The Fund plans to hold to maturity primarily two issues of Ginnie Maes:



                                                  APPROXIMATE
                                                   PRINCIPAL
                                                   PERCENTAGE



           o 6.0% Ginnie Maes                                50%
                maturing 2014-2029
                                                             50%
           o 7.0% Ginnie Maes
                maturing 2014-2029



           It also holds a short-term Treasury Note reserved to pay the deferred sales fee. The Fund is a unit investment trust which means that, unlike a mutual fund, the Fund's portfolio is not managed.
        o Ginnie Maes are not rated but their credit quality is comparable to AAA-rated bonds.
        o The securities but not the Fund or the units are backed by the full faith and credit of the United States.



       4.  WHAT ARE THE SIGNIFICANT RISKS?
           YOU CAN LOSE MONEY BY INVESTING IN THE FUND. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
        o  Rising interest rates can reduce the price of your units.
        o Assuming no changes in interest rates, when you sell your units, they will generally be worth less than your cost because your cost included a sales fee.
        o The Fund will receive early returns of principal when homeowners pay down their mortgages sooner than expected. This happens more often when interest rates fall. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.
       5.  IS THIS FUND APPROPRIATE FOR YOU?
           Yes, if you want safety of capital and current monthly income. You will benefit from a professionally selected and supervised portfolio of U.S. government backed securities. The Fund is not appropriate for you if you want a speculative investment that changes to take advantage of market movements or if you cannot tolerate early returns of principal.


           DEFINING YOUR INCOME AND ESTIMATING YOUR RETURN


           WHAT YOU MAY EXPECT (Payable on the 23rd day of each month):



           First Distribution per 1,000 units
           (December 23, 1999):                              $    3.69
           Regular Monthly Income per 1,000 units:
           (Beginning on January 23, 2000):                  $    5.28
           Annual Income per 1,000 units:                    $   63.43
           RECORD DAY: 17th day of each month
           These figures are estimates on the evaluation date; actual payments may vary.
           Estimated Current Return                              6.39%
           Estimated Long Term Return                            6.53%
           These returns will vary (see page 6).

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--------------------------------------------------------------------------------
                             Defined GNMA Portfolio
--------------------------------------------------------------------------------

Government Securities Income Fund
GNMA Series--2C


                                                                      RANGE OF STATED
      PORTFOLIO NO. AND TITLE          FACE AMOUNT       COUPON        MATURITIES(1)        COST TO FUND(2)
-----------------------------------  --------------  -----------  ------------------------  ----------------
 1. Government National Mortgage
   Association, Modified
   Pass-Through Mortgage-Backed
   Securities                         $    200,000        6.000%       8/15/14 to 11/15/29   $   186,881.20
2. Government National Mortgage
   Association, Modified
   Pass-Through Mortgage-Backed
   Securities                              200,000        7.000        8/15/14 to 11/15/29       197,323.00

3. U.S. Treasury Notes(3)                    8,000        5.875                   11/30/01         8,030.00
                                     --------------                                         ----------------
                                      $    408,000                                           $   392,234.20
                                     --------------                                         ----------------
                                     --------------                                         ----------------


------------------------------------
(1) The face amount of securities listed as having the range of maturities shown is an aggregate of individual Securities having varying ranges of maturities within that shown. They are listed as one category of Securities with a single range of maturities because of current market conditions that accord no difference in price among the Securities grouped together on the basis of the difference in their maturity ranges. At some time in the future, however, the difference in maturity ranges could affect the market value of the individual Securities. In addition to the information as to the GNMA modified pass-through mortgage-backed Securities set forth above, the Trustee will furnish investors a statement listing the name of issuer, pool number, interest rate, maturity date and above amount for each Security in the Portfolio upon written request.
(2) Evaluation of the Securities by the Evaluator is made on the basis of current offer side evaluation. On this basis, 2% of the Securities were deposited at a premium and 98% at a discount from par. On the business day prior to the Initial Date of Deposit, the bid side evaluation was 0.32% lower than the offer side evaluation. Sponsors' Profit on Deposit was $954.20.
(3) It is anticipated that principal received upon the sale or maturity of these securities will be applied to the payment of the investors' deferred sales charge; the interest income will be distributed at the end of each year. These amounts have not been included in the calculation of the Fund's Estimated Current and Long Term Returns.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

MONTHLY INCOME

The Fund will pay you regular monthly income. Your monthly income may vary because of:
   o prepayments on the underlying mortgages;
   o elimination of one or more securities from the Fund's portfolio because of redemptions, prepayments or sales; or
   o a change in the Fund's expenses;

Changes in interest rates generally will not affect your monthly income directly because the portfolio is fixed, but could result in increased payments on the mortgages underlying the Ginnie Maes in the Fund.

Along with your monthly income, you will receive your share of any available principal.

RETURN FIGURES

We cannot predict your actual return, which will vary with unit price, how long you hold your investment and changes in the portfolio, interest income and expenses.

Estimated Current Return equals the estimated annual cash to be received from the securities in the Fund less estimated annual Fund expenses, divided by the Unit Price (including the maximum sales fee):


 Estimated Annual                  Estimated
 Interest Income        -       Annual Expenses
------------------------------------------------
                   Unit Price


Estimated Long Term Return is a measure of the estimated return over the estimated life of the Fund. Unlike Estimated Current Return, Estimated Long Term Return reflects maturities, discounts and premiums of the securities in the Fund. It is an average of the yields to maturity of the individual securities in the portfolio, adjusted to reflect the Fund's maximum sales fee and estimated expenses. We calculate the average yield for the portfolio by weighting each security's yield by its market value and the time remaining to the call or maturity date.

Yields on individual securities depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings.

These return quotations are designed to be comparative rather than predictive.

RECORDS AND REPORTS

You will receive:
o a monthly statement of income payments and any principal payments;
o a notice from the Trustee when new securities are deposited in exchange or substitution for securities originally deposited;
o an annual report on Fund activity; and
o annual tax information. This will also be sent to the IRS. You must report the amount of interest received during the year.

You may request:
o copies of evaluations to enable you to comply with federal and state tax reporting requirements; and
o audited financial statements of the Fund.

You may inspect records of Fund transactions at the Trustee's office during regular business hours.

       6.  WHAT ARE THE FUND'S FEES AND EXPENSES?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.


           ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                           AS A % OF       AMOUNT
                                                 NET    PER 1,000
                                             ASSETS*        UNITS
                                           ----------  -----------
                                                0.86%   $    0.84
           Trustee's Fee
                                                .056%   $    0.55
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees
           (including updating
           expenses)
                                                .002%   $    0.02
           Evaluator's Fee
                                                .016%   $    0.16
           Other Operating Expenses
                                           ----------  -----------
                                                .160%   $    1.57
           TOTAL


           * Based on the mean of bid and offering side evaluations.


           INVESTOR FEES
                                                                3.00%
           Maximum Sales Fee (Load) on new purchases (as a percentage of $1,000 invested)



           You will pay an up-front sales fee of 1.00%, as well as a total deferred sales fee of $20.00 (four quarterly payments of $5.00 per 1,000 units payable February, May, August and November of 2001). This deferred sales charge will be paid from principal proceeds from the sale or maturity of the short-term Treasury Notes in the Portfolio.



           Employees of some of the Sponsors and their affiliates may be charged a reduced sales fee of no less than $5.00 per 1,000 Units.
           The maximum sales fee is reduced if you invest at least $100,000, as follows:



                                                    YOUR MAXIMUM
                                                       SALES FEE
                     IF YOU INVEST:                     WILL BE:
           -----------------------------------  ----------------------
           Less than $100,000                               3.00%
           $100,000 to $249,999                             2.75%
           $250,000 to $499,999                             2.50%
           $500,000 to $999,999                             2.25%
           $1,000,000 and over                              2.00%

           Maximum Exchange Fee                             2.00%



           ORGANIZATION COSTS per 1,000 units          $    2.00
           (deducted from Fund assets at the
           close of the initial offering
           period)



           The Sponsors historically paid organization costs and updating expenses.
           EXAMPLE
           This example may help you compare the cost of investing in the Fund to the cost of investing in other funds.
           The example assumes that you invest $10,000 in the Fund for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



            1 Year     3 Years    5 Years    10 Years
             $336       $371       $409        $523



           You will pay the following expenses if you do not sell your units:



            1 Year     3 Years    5 Years    10 Years
             $136       $371       $409        $523



       7.  IS THE FUND MANAGED?
           Unlike a mutual fund, the Fund is not managed and securities are not sold because of market changes. Rather, experienced Defined Asset Funds financial analysts regularly review the securities in the Fund. The Fund may sell a security if certain adverse credit or other conditions exist.
       8.  HOW DO I BUY UNITS?
           The minimum investment is $250.
           You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.
           UNIT PRICE PER 1,000 UNITS               $992.29
           (as of November 9, 1999)
           Unit price is based on the net asset value of the Fund plus the up-front sales fee. An amount equal to any principal cash, as well as net accrued but undistributed interest on the unit, is added to the unit price. An independent evaluator prices the bonds at 3:30 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the securities in the Fund.

           UNIT PAR VALUE                                $1.00
           Unit par value means the total amount of money you should generally receive on each unit by the termination of the Fund (other than interest and premium on the bonds). This total amount assumes that all bonds in the Fund are either paid at maturity or called by the issuer at par or are sold by the Fund at par. If you sell your units before the Fund terminates, you may receive more or less than the unit par value.
       9.  HOW DO I SELL UNITS?
           You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee. You will not pay any other fee when you sell your units.
      10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
           Generally, distributions of income or from the Fund will be included in your gross income as dividends, but will not be eligible for the dividends-received deduction for corporations. If you have held units for more than one year you may be entitled to a 20% maximum federal tax rate for gains from the disposition of these units. The Fund is not likely to be suitable for foreign investors not engaged in a U.S. trade or business. (See Taxes).

      11.  WHAT OTHER SERVICES ARE AVAILABLE?
           REINVESTMENT
           You will receive your monthly income in cash unless you choose to compound your income by reinvesting in the GNMA Fund Investment Accumulation Program, Inc. This Program is an open-end mutual fund with a comparable investment objective. Income from this program will be subject to U.S. federal income taxes for both U.S. and foreign investors. For more complete information about the program, including charges and fees, ask the Trustee for the program's prospectus. Read it carefully before you invest. The Trustee must receive your written election to reinvest at least 10 days before the record day of an income payment. EXCHANGE PRIVILEGES
           You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on exchanges.

THE RISKS YOU FACE

INTEREST RATE RISK

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, securities with longer maturities will change in value more than securities with shorter maturities. Of course, we cannot predict how interest rates may change.

PREPAYMENT RISK

You may receive payments of principal sooner than expected if many homeowners prepay the mortgages that underly the Ginnie Maes. This is more likely to occur when interest rates decline. There is no prepayment protection. Prepayment would result in early returns of principal to you and could result in early termination of the Fund. Interest payments will also decrease as principal is returned.

EXPENSE RISK

If many investors sell their units, the Fund will have to sell securities. This could increase your share of Fund expenses.

LITIGATION RISK

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on net asset value. Your net asset value is calculated each business day by:
   o adding the value of the securities, net accrued interest, cash and any other Fund assets;
   o subtracting accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors and any other Fund liabilities; and
   o dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value without any other fee or charge, other than any remaining deferred sales fee. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We have maintained a secondary market continuously for over 25 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by sending the Trustee a letter (with any outstanding certificates if you hold Unit certificates). You must properly endorse your certificates (or execute a written transfer instrument with signatures guaranteed by an eligible institution). Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market for a higher price, but it is not obligated to do so. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for units you are selling, the agent for the Sponsors will select securities to be sold. Securities will be selected based on market and credit factors. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than the unit par value and also reduce the size and diversity of the Fund.

There could be a delay in paying you for your units:
   o if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
   o if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and
   o for any other period permitted by SEC order.

EXCHANGE OPTION

You may exchange units of certain Defined Asset Funds for units of this Fund at a maximum exchange fee of 2.00%. You may exchange units of this Fund for units of certain other funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what funds are exchangeable, suitable and currently available.

Normally, an exchange is taxable and you must recognize any gain or loss on the exchange. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate this exchange option at any time without notice.

HOW THE FUND WORKS

PRICING

The price of a unit includes interest accrued on the securities, less expenses, from the most recent Record Day up to, but not including, the settlement date, which is usually three business days after the purchase date of the unit.

In addition, as with mutual funds, the Fund (and therefore the investors) pay all or some of the costs of organizing the Fund including:
   o cost of initial preparation of legal documents;
   o federal and state registration fees;
   o initial fees and expenses of the Trustee;
   o initial audit; and
   o legal expenses and other out-of-pocket expenses.

EVALUATIONS

An independent Evaluator values the securities on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas; and the following federal holidays: Columbus Day and Veterans Day). Values are based on current bid or offer prices for the securities or comparable bonds. In the past, the difference between bid and offer prices of Ginnie Mae securities of the type in this Fund has ranged between 0.25% and 0.50%.

INCOME

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:
   o to reimburse the Trustee for the Fund's operating expenses;
   o for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
   o costs of actions taken to protect the Fund and other legal fees and expenses;
   o expenses for keeping the Fund's registration statement current; and
   o Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 55 cents per $1,000 face amount annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are also now chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. The Fund also pays the Evaluator's fees. Certain of these expenses were historically paid by the Sponsors.

The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

Quarterly deferred sales charges are paid with principal from certain bonds. If these amounts are not enough, the rest will be paid out of distributions to you from the Fund's Capital and Income Accounts.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell bonds if cash is not available.

PORTFOLIO CHANGES

The Sponsors and Trustee are not liable for any default or defect in a security.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep securities in the portfolio even if their credit quality declines or other adverse financial circumstances occur. However, we may sell a security in certain cases if we believe that certain adverse credit or certain other conditions exist.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio. Units offered in the secondary market may not represent the same face amount of securities that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:

   o diversity of the portfolio;
   o size of the Fund relative to its original size;
   o ratio of Fund expenses to income;
   o current and long-term returns;
   o degree to which units may be selling at a premium over par; and
   o cost of maintaining a current prospectus.

FUND TERMINATION

The Fund will terminate following the stated maturity or sale of the last security in the portfolio. The Fund may also terminate earlier with the consent of investors holding 51% of the units or if total assets of the Fund have fallen below 40% of the face amount of securities deposited. We will decide whether to terminate the Fund early based on the same factors used in deciding whether or not to offer units in the secondary market.

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. On or shortly before termination, we will sell any remaining securities, and you will receive your final distribution. Any security that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a 'unit investment trust' governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
   o to cure ambiguities;
   o to correct or supplement any defective or inconsistent provision;
   o to make any amendment required by any governmental agency; or
   o to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).
Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
   o it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
   o it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.

Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
   o remove it and appoint a replacement Sponsor;
   o liquidate the Fund; or
   o continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup, Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013

DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Investment Trust Department, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. The Sponsors also realized a profit or loss on the initial deposit of the securities. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

During the initial offering period, the Sponsors also may realize profits or sustained losses on units they hold. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

During the initial offering period, units will be distributed to the public by the Sponsors and dealers who are members of the National Association of Securities Dealers, Inc.

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

In the initial offering period, the concession to dealers will be $21 per 1,000 units. We may change the concession at any time. Dealers may resell units to other dealers with a concession not in excess of the original concession to dealers.

CODE OF ETHICS

Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Fund and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Fund. The Year 2000 Problem may adversely affect the issuers of the bonds contained in the Portfolio, but we cannot predict whether any impact will be material to the Fund as a whole.

TAXES

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances, or subject to special rules. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

TAXATION OF THE FUND

The Fund intends to qualify and elect to be treated as a 'regulated investment company.' Qualification and election as a 'regulated investment company' involves no supervision of investment policy or management by any governmental agency. It is anticipated that the Fund will not be subject to federal income tax or the 4% excise tax on certain undistributed income of 'regulated investment companies' because the Indenture requires the Fund to distribute in a timely manner the required percentage of its taxable income to qualify for exemption from these taxes.

DISTRIBUTIONS

Generally, distributions of the Fund's income will be taxable to you as ordinary income.

Distributions that exceed the Fund's taxable income will be treated as a return of capital and will reduce your basis in your units and, to the extent such distributions exceed your basis, will be treated as a gain from the sale of your units

(as discussed below). Distributions that are taxable to you as ordinary income will be treated as dividends for federal income tax purposes but will not give rise to a dividends-received deduction for corporations.

Although all or part of the Fund's taxable income for a calendar year may be distributed shortly after the end of the calendar year, you will be treated for federal income tax purposes as having received this distribution during the calendar year. Distributions may also be subject to state and local taxation and you should consult your tax adviser in this regard.

You will be taxed in the manner described above regardless of whether you actually receive distributions from the Fund or you elect to have distributions automatically reinvested.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize capital gain or loss when you dispose of your units (by sale, redemption or otherwise). If securities are distributed to you when you redeem your units, you will generally recognize gain or loss in an amount equal to the difference between your basis in your units and the fair market value of those securities. Any capital gain or loss that you recognize on a disposition of your Units will be long-term if you have held your units for more than one year and short-term otherwise. However, any capital loss on the sale or redemption of a unit you have held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to you by the Fund. The deduction for capital losses is subject to limitations. If you have held your units for more than one year, you may be entitled to a 20% maximum federal tax rate for gains from the disposition of those units. You should consult your tax adviser in this regard.

Payments of principal on underlying mortgages or sales of securities by the Fund may give rise to gain to the Fund. The amount of gain will be based upon the cost of the security to the Fund (without regard to the value of the security when you purchased your units). Distributions of this gain generally will be taxable to you and generally will not reduce your basis in your units. Accordingly, you may have a corresponding capital loss (or a reduced amount of gain) on a subsequent sale or redemption of your Units.

TAX REPORTING

The federal tax status of each year's distributions will be reported to you and to the Internal Revenue Service.

FOREIGN INVESTORS

The above discussion relates only to the federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. investors. If you are not a U.S. citizen or resident, you should be aware that Fund distributions generally will be subject to a withholding tax of 30% (or a lower applicable treaty rate). Because interest income of the type received by the Fund generally would not have been subject to withholding if you had received it directly, an investment in the Fund is likely to be appropriate for you only when you can use a foreign tax credit or corresponding tax benefit in respect of the withholding taxes. You should consult your tax adviser to determine whether investment in the Fund is appropriate for you.

RETIREMENT PLANS

You may with to purchase units for an Individual Retirement Account (IRA) or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser abou the specific tax rules relating to these plans are offered by brokerage firms, including ths Sponsors of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the Ginnie Maes that may be in the Fund's portfolio and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders of Government Securities Income Fund, GNMA Series--2C, Defined Asset Funds (the 'Fund'):

We have audited the accompanying statement of condition and the related portfolio included in the prospectus of the Fund as of November 10, 1999. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash and an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of November 10, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
NEW YORK, N.Y.
NOVEMBER 10, 1999

                 STATEMENT OF CONDITION AS OF NOVEMBER 10, 1999

TRUST PROPERTY


Investments--Securities and Contracts to purchase
  Securities(1)                                          $         392,234.20
Cash                                                                   800.00
Accrued interest to Initial Date of Deposit on underlying
  Securities                                                           859.32
                                                         --------------------
           Total                                         $         393,893.52
                                                         --------------------
                                                         --------------------
LIABILITIES AND INTEREST OF HOLDERS
Liabilities: Advance by Trustee for Accrued interest(2)  $             859.32
Reimbursement of Sponsors for organization expenses(3)                 800.00
                                                         --------------------
Subtotal                                                             1,659.32
                                                         --------------------
Interest of Holders of 400,000 Units of fractional
  undivided interest outstanding:
Cost to investors(3)(4)(5)                                         396,914.20
Organization expenses(3)and gross underwriting
  commissions(4)                                                    (4,680.00)
                                                         --------------------
Subtotal                                                 $         392,234.20
                                                         --------------------
Total                                                    $         393,893.52
                                                         --------------------
                                                         --------------------


---------------

          (1) Aggregate cost to the Fund of the securities under Defined Portfolio is based upon the offer side evaluation determined by the Evaluator at the evaluation time on the business day prior to the Initial Date of Deposit. The contracts to purchase the securities are collateralized by an irrevocable letter of credit which has been issued by San Paolo Bank, New York Agency, in the amount of $393,078.21 and deposited with the Trustee. The amount of the letter of credit includes $391,280.00 for the purchase of $408,000 face amount of the securities, plus $1,798.21. for accrued interest.
          (2) Representing a special distribution to the Sponsors by the Trustee of an amount equal to the accrued interest on the securities as of the initial date of deposit.
          (3) A portion of the Public Offering Price consists of cash in an amount sufficient to pay for costs incurred in establishing the Fund. These costs have been estimated at $2.00 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organization expenses obligation of the investors to the Sponsors will be satisfied. If the actual organization costs exceed the estimated aggregate amount shown above, the Sponsors will pay for this excess amount.
          (4) Assumes the maximum up-front sales charge per 1,000 Units of 1.00% of the Public Offering Price. A total deferred sales charge of $20.00 per 1,000 Units is also payable (four quarterly payments of $5.00 per 1,000 Units commencing February, 2001). Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors will be satisfied. If units are redeemed prior to the final deferred sales charge deduction, the remaining portion of the distribution applicable to such Units will be transferred to the account on the redemption date.
          (5) Aggregate public offering price (exclusive of interest) computed on the basis of the offer side evaluation of the underlying securities as of the evaluation time on the business day prior to the Initial Date of Deposit.

                             Defined
                             Asset FundsSM


HAVE QUESTIONS ?                         GOVERNMENT SECURITIES INCOME FUND
Request the most recent free             GNMA SERIES--2C
Information Supplement                   (A Unit Investment Trust)
that gives more details about            ---------------------------------------
the Fund, by calling:                    This Prospectus does not contain
The Chase Manhattan Bank                 complete information about the
1-800-323-1508                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         o Securities Act of 1933 (file no.
                                         333-90387) and
                                         o Investment Company Act of 1940 (file
                                         no. 811-2810).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                  100448RR--11/99